EXHIBIT 10.1

           THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT
       OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE
                  DISPOSED OF UNLESS REGISTERED UNDER THAT ACT
                 OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                            KIRK PHARMACEUTICALS, LLC

                           CONVERTIBLE PROMISSORY NOTE

$____________                                              Dated:  June __, 2007
("ORIGINAL PRINCIPAL AMOUNT")                              (the "ISSUANCE DATE")


                  WHEREAS, Kirk Pharmaceuticals, LLC, a Florida limited liability company (the "COMPANY" or the "BORROWER") are offering in a private placement to accredited investors, as defined by Rule 501 promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT") (such offering, the "BRIDGE OFFERING"), up to $5,000,000 in convertible bridge notes (as amended, modified and supplemented from time to time, this "CONVERTIBLE NOTE" or "NOTE" or "AGREEMENT" and together with other Convertible Notes issued in the Bridge Offering, the "CONVERTIBLE NOTES" or "NOTES") issued by the Borrower;

                  WHEREAS, in connection with the Bridge Offering, the Borrower wishes to borrow from the holder designated below the principal amount of ____________________ (US$__________) (the "PRINCIPAL"); and

                  WHEREAS, in connection with the Bridge Offering, Synovics Pharmaceuticals, Inc. ("SYNOVICS") has agreed to issue shares of its Series B Convertible Preferred Stock, par value $0.001 per share (the "SERIES B PREFERRED STOCK" or the "SERIES B SHARES" to the Holders (defined below) pursuant to the terms set forth below.

                  FOR VALUE RECEIVED the Borrower, hereby promises to pay to _____________________ (the "PAYEE" or "HOLDER"; all Holders may be collectively referred to as the "HOLDERS"), or its registered assigns, the principal amount of _____________________ ($____________) together with interest thereon calculated from the date hereof in accordance with the provisions of this Convertible Note.

                  Certain capitalized terms are defined in SECTION 12 hereof.

1. PAYMENT OF INTEREST. Interest shall accrue at a rate equal to six percent (6%) per annum (the "INTEREST RATE"), beginning on the Issuance Date, on the unpaid principal amount of this Convertible Note outstanding from time to time; PROVIDED THAT, so long as any Event of Default has occurred and is continuing, interest shall be deemed to accrue, to the extent permitted by law, at the rate of 18% per annum from the date on which such Event of Default occurs on the unpaid principal amount of this Convertible Note outstanding from time to time through the date on which such Event of Default ceases to exist. Interest shall be computed on the basis of the actual number of days elapsed and a 360-day year. In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

2. MATURITY DATE; PAYMENTS. (a) Unless converted pursuant to Section 4 below, the entire principal amount of this Convertible Note and all accrued but unpaid interest thereon shall be due and payable in full in cash in immediately available funds on the six (6) month anniversary of the Issuance Date (the "MATURITY DATE"). Any overdue principal and overdue interest together with any interest thereon shall be due and payable upon demand.

                  (b) The Borrower may, with ten (10) Business Days' prior written notice delivered to the Holder, prepay all or any part of the Principal of, and accrued and unpaid interest on, this Note, without payment of any premium or penalty. All payments on this Note shall be applied first to accrued interest hereon, then to any outstanding fees and expenses, and the balance to the payment of Principal hereof.

                  (c) Payments of Principal of, and interest on, this Note shall be made by check sent to the Holder's address set forth on the signature page hereto or to such other address as the Holder may designate for such purpose from time to time by written notice to the Borrower, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Alternatively, Principal of, and interest on, this Note with respect to the Maturity Date may be paid by electronic wire transfer in accordance with instructions provided by the Holder to the Borrower at least ten (10) Business Days prior to the Maturity Date.

                  (d) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Borrower hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act, or omission with respect to the collection of any amount called for hereunder.

3.       PLEDGE; GUARANTY.

                  (a) Subject to Section 9(e), this Note is senior indebtedness of the Borrower.

                  (b) This Note is secured by a pledge by Ronald H. Lane ("LANE") of all of his right, title, and interest in and to 2,000,000 shares of common stock, par value $0.001 per share, of Synovics ("COMMON STOCK"), pursuant to a Pledge Agreement, dated as of the date hereof and attached hereto as EXHIBIT A, to be entered into between Lane and the Holder (the "PLEDGE") on the Issuance Date.

4.  CONVERSION.  (a) In the event a Qualified  Equity  Financing  (as defined in
Section 12) is consummated prior to the Maturity Date, the Principal amount of this Convertible Note plus accrued and unpaid interest thereon shall automatically be converted into a number of shares of Synovics' Series C Preferred Stock (the "SERIES C PREFERRED" or the "CONVERSION SHARES") obtained by dividing (x) 110% of the unpaid Principal and accrued and unpaid interest on this Note by (y) the price paid by investors per share (such price, the "CONVERSION PRICE") in the Qualified Equity Financing. The Company shall give Payee not less than three (3) days' prior written notice of the closing of any Qualified Equity Financing. The Series C Preferred to be issued upon any such conversion shall have the same rights, preferences and privileges as the securities issued in the Qualified Equity Financing. Concurrently with such automatic conversion, the Payee shall also be entitled to receive its proportionate share of any warrants, options, rights or other securities issued to investors in the Qualified Equity Financing and shall be entitled to the same registration and other rights granted to the holders of securities issued in the Qualified Equity Financing under the agreements relating thereto. No fractional shares shall be issued upon a conversion into Conversion Shares. In lieu of any fractional shares to which Payee would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the Conversion Price.

                  (b) As soon as possible after any conversion of this Convertible Note has been effected, the Company shall deliver to the converting holder an original certificate or certificates representing the number of Conversion Shares issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified; PROVIDED, HOWEVER, that the Borrower shall not be required to deliver such certificate or certificates until the Holder has surrendered this original Note and the certificates representing the Series B Preferred Stock to Borrower for cancellation.

                  (c) The issuance of certificates for Conversion Shares upon conversion of this Convertible Note in the name of the party converting this Note shall be made without charge to the Holder for any issuance tax in respect thereof or other cost incurred by Synovics or the Company in connection with such conversion and the related issuance of shares of Conversion Shares. Upon conversion of this Convertible Note, Synovics shall take all such actions as are necessary in order to insure that the Conversion Shares issuable with respect to such conversion and the shares of Common Stock underlying such Conversion Shares shall be validly issued, fully paid and nonassessable.

                  (d) Except as required by applicable law, Synovics shall not close its books against the transfer of Conversion Shares issued or issuable upon conversion of this Convertible Note in any manner which interferes with the timely conversion of this Convertible Note. Synovics shall assist and cooperate with any holder of this Convertible Note required to make any governmental filings or obtain any governmental approval prior to or in connection with the conversion of this Convertible Note (including, without limitation, making any filings required to be made by Synovics).

                  (e) Synovics shall at all times during which this Note may be converted into Conversion Shares reserve and keep available out of its authorized but unissued shares of preferred stock, solely for the purpose of issuance upon conversion hereunder, such number of shares of preferred stock sufficient to issue the Series C Preferred issuable upon conversion. All Conversion Shares shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges (except for any such liens created by the Holder). Synovics shall take all such actions as may be necessary to assure that all Conversion Shares may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which such shares of capital stock.

5. METHOD OF PAYMENTS.

                  (a) PAYMENT. So long as the Payee or any of its nominees shall be the holder of any Convertible Note, and notwithstanding anything contained elsewhere in this Convertible Note to the contrary, the Borrower will pay all sums for principal, interest, premiums or otherwise becoming due on this Convertible Note held by the Payee or such nominee not later than 5:00 p.m. New York time, on the date such payment is due, in immediately available funds, in accordance with the payment instructions that the Payee may designate in writing, without the presentation or surrender of such Convertible Note or the making of any notation thereon, except in the case of any payment of any amounts due and payable on the Maturity Date, which amounts shall be paid upon surrender of this Note for cancellation. Any payment made after 5:00 p.m. New York time, on a Business Day will be deemed made on the next following Business Day. If the due date of any payment in respect of this Note would otherwise fall on a day that is not a Business Day, such due date shall be extended to the next succeeding Business Day, and interest shall be payable on any principal so extended for the period of such extension. All amounts payable under this Convertible Note shall be paid free and clear of, and without reduction by reason of, any deduction, set-off or counterclaim. The Borrower will afford the benefits of this Section to the Payee and to each other Person holding this Convertible Note.

                  (b) TRANSFER AND EXCHANGE. Subject to applicable law, upon surrender of any Convertible Note for registration of transfer or for exchange to the Borrower at its principal office, the Borrower at its sole expense will execute and deliver in exchange therefor a new Convertible Note or Convertible Notes, as the case may be, as requested by the holder or transferee, which aggregate the unpaid principal amount of such Convertible Note, registered as such holder or transferee may request, dated so that there will be no loss of interest on the Convertible Note and otherwise of like tenor; provided that this Convertible Note may not be transferred by Payee to any Person other than Payee's affiliates without the prior written consent of the Borrower (which consent shall not be unreasonably withheld or delayed). The issuance of new Convertible Notes shall be made without charge to the holder(s) of the surrendered Convertible Note for any issuance tax in respect thereof or other cost incurred by the Borrower in connection with such issuance, provided that each Convertible Noteholder shall pay any transfer taxes associated therewith. The Borrower shall be entitled to regard the registered holder of this Convertible Note as the holder of the Convertible Note so registered for all purposes until the Borrower or its agent, as applicable, is required to record a transfer of this Convertible Note on its register.

                  (d) REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the Borrower of the loss, theft, destruction or mutilation of any Convertible Note and, in the case of any such loss, theft or destruction of any Convertible Note, upon receipt of an indemnity reasonably satisfactory to the Borrower or, in the case of any such mutilation, upon the surrender and cancellation of such Convertible Note, the Borrower, at its expense, will execute and deliver, in lieu thereof, a new Convertible Note of like tenor and dated the date of such lost, stolen, destroyed or mutilated Convertible Note.

6. WARRANTS. Upon the closing of a Qualified Equity Financing (such date, the "CLOSING DATE") in addition to the Conversion Shares and other securities described in Section 4(a) issued to Holder in connection with the conversion of the Convertible Notes, Synovics shall issue to the Holder warrants (the "BRIDGE WARRANTS") to purchase a number of shares of Common Stock (the "WARRANT SHARES") equal to forty percent (40%) of the number of shares of Common Stock issuable to Holder upon conversion of Holder's Conversion Shares receivable upon conversion of the Convertible Notes held on the Closing Date; PROVIDED, HOWEVER, that (i) if the initial closing of the Qualified Equity Financing takes place more than ninety (90) days and less than one hundred twenty (120) days following the final closing of the Bridge Offering, then the number shares of Common Stock into which the Bridge Warrants are exercisable shall be forty five percent (45%) of the number of shares of Common Stock issuable to Holder upon conversion of Holder's Conversion Shares receivable upon conversion of the Convertible Notes held on the Closing Date; and (ii) if the initial closing of the Qualified Equity Financing takes place more than one hundred and twenty (120) days after the final closing of the Bridge Offering, then the number shares of Common Stock into which the Bridge Warrants are exercisable shall be fifty percent (50%) of the number of shares of Common Stock issuable to Holder upon conversion of Holder's Conversion Shares receivable upon conversion of the Convertible Notes upon conversion of the Convertible Notes held on the Closing Date. The exercise price and all other terms of the Bridge Warrants shall be identical to those of the warrants issued to investors in the Qualified Equity Financing, provided that, if no warrants are issued to investors in the Qualified Equity Financing, the Bridge Warrants shall have the same terms as the warrants issued to the Placement Agent in connection with the Qualified Equity Financing, provided further, that in such latter event, the Bridge Warrants shall not be exercisable on a net issuance or "cashless" basis.

7. GRANT OF STOCK. As additional consideration for the Holders' investment, Synovics shall issue a share certificate to Axiom Capital Management, Inc. ("AXIOM"), as nominee for the Holders, for one million (1,000,000) shares of Synovics' Series B Convertible Preferred Stock. Such Series B Shares shall (i) be convertible into shares of Common Stock on a 1:15 basis and (ii) have full-ratchet anti-dilution protection. Upon the occurrence of any Event of Default, the Holders may, at their option, convert the Series B Shares into Common Stock. The Series B Shares shall be surrendered to Synovics upon the consummation of a Qualified Equity Financing as partial consideration for the Conversion Shares. Except upon the occurrence of an Event of Default, neither Axiom nor the Holder may sell, pledge, transfer, encumber, or otherwise dispose or convert any of the Series B Shares without the prior written consent of Synovics.

8. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to the Purchaser as of the Issuance
Date:

                  (a) ORGANIZATION AND QUALIFICATION; MATERIAL ADVERSE EFFECT. The Company is a limited liability company duly formed and existing in good standing under the laws of the State of Florida and has the requisite power to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries other than the subsidiaries listed on
Schedule 8(a) attached hereto. The Company is a wholly owned subsidiary of Synovics. The Company is duly qualified to do business as a foreign limited liability company and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. Synovics is a corporation duly incorporated and existing in good standing under the laws of Nevada and has the requisite corporate power to own its properties and to carry on its business as now being conducted. Synovics does not have any subsidiaries other than the subsidiaries listed on Schedule 8(a) attached hereto. Except as listed in
Schedule 8(a), Synovics is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any adverse effect on the business, operations, properties, prospects or financial condition of any of the Company, Synovics, and subsidiaries, if any, and which is (either alone or together with all other adverse effects) material to the Company, Synovics, and subsidiaries, if any, taken as a whole, and any material adverse effect on the transactions contemplated under this Note.

                  (b) AUTHORIZATION; ENFORCEMENT. (i) Except with respect to the Series B Shares, each of the Company and Synovics has all requisite power and authority, corporate and otherwise, to enter into and perform, as applicable, the Notes and any other ancillary document contemplated hereunder (collectively, the "TRANSACTION DOCUMENTS") and to issue the Notes and the Series B Shares in accordance with the terms hereof, (ii) except with respect to the Series B Shares, the execution and delivery of the Transaction Documents by the Company and Synovics and the consummation by them of the transactions contemplated hereby and thereby, including the issuance of the Notes, have been duly authorized by all necessary action, corporate and otherwise, and no further consent or authorization of the Company, Synovics or the applicable Board of Directors (or any committee or subcommittee thereof) or stockholders is required, (iii) the Transaction Documents have been duly executed and delivered by the Company, (iv) the Transaction Documents constitute valid and binding obligations of the Company and Synovics enforceable against each of the Company and Synovics, as applicable, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application, and
(B) to the extent the indemnification provisions contained in the Notes may be limited by applicable federal or state securities laws and (v) subject to any requisite action to be taken by Synovics and upon issuance of the Series B Shares and the Common Stock issuable upon conversion thereof and payment therefor in accordance with the terms of the Transaction Documents, the Series B Shares and the Common Stock issuable upon conversion thereof will be duly authorized, validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances except to the extent of the authorized amount of Common Stock of Synovics available at the time of conversion of the Series B Shares into shares of Common Stock.

                  (c) CAPITALIZATION. As of the date hereof, the authorized capital stock of Synovics consists of 45,000,000 shares of Common Stock and 600,000 shares of Class A Preferred Stock, of which as of the date hereof, (i) 29,714,630 shares of Common Stock and 118,370 shares of Class A Preferred Stock are issued and outstanding, and (ii) 10,016,915 shares of Common Stock are issuable and reserved for issuance pursuant to Synovics' stock option plans or securities exercisable or exchangeable for, or convertible into, shares of Common Stock (excluding any possible conversion of the 2006 Notes (as defined below), the Asia Pacific Note (as defined below) and any Common Stock issuable upon exercise of any purchase right under the Rights Agreement (as defined below)). No shares of Series B Preferred Stock and Series C Preferred Stock have been authorized. All of such outstanding shares have been, or upon issuance will be, validly issued, fully paid and nonassessable. As of the date hereof, except as disclosed in Synovics' most recent annual report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") and subsequent public filings including, without limitation, any exhibits referred to or attached to such Form 10-K and subsequent public filings (collectively, the "SEC FILINGS") under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), (i) no shares of Synovics' capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by Synovics, (ii) there are no outstanding debt securities of the Company, Synovics or any of their respective Subsidiaries, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of Synovics or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which Synovics or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of Synovics or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of Synovics or any of its Subsidiaries, (iv) there are no agreements or arrangements under which Synovics or any of its Subsidiaries is obligated to register the sale or resale of any of their securities under the Securities Act of 1933, as amended ("SECURITIES ACT" or "1933 ACT"), (v) there are no outstanding securities of Synovics or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which Synovics or any of its Subsidiaries is or may become bound to redeem a security of
Synovics  or any of its  Subsidiaries,  and  (vi)  there  are no  securities  or instruments containing anti-dilution or similar provisions that will be triggered by the issuance or conversion, as applicable, of the Note or Bridge Warrants. Synovics has made available to the Holder true and correct copies of Synovics' organizational documents, as amended and as in effect on the date, and the terms of all securities convertible or exchangeable into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

                  (d) [Intentionally Deleted]

                  (e) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by each of the Company and Synovics and the consummation by the Company and Synovics of the transactions contemplated hereby and thereby and issuance of the Notes and Series B Shares will not (i) except as set forth in Section 8(b), result in a violation of the Certificate of Formation or Operating Agreement of the Company or the Articles of Incorporation, any certificate of designations, preferences and rights of any outstanding series of preferred stock of Synovics or the By-laws of Synovics; (ii) conflict with, or constitute a default

(or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company, Synovics or any of their respective Subsidiaries is a party, or (iii) to each of the Company's and Synovics' knowledge result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and the rules and regulations of the principal securities  exchange  or trading  market on which the Common  Stock is traded or listed ("PRINCIPAL MARKET"), applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of clause (ii), such conflicts that would not have a Material Adverse Effect.

                  (f) ABSENCE OF LITIGATION. Except as disclosed in the SEC Filings, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, Synovics or their respective Subsidiaries threatened against or affecting the Company, Synovics, or their respective Subsidiaries, the Common Stock or any of the Company's or Synovics' officers or directors in their capacities as such, the effect of which would be reasonably likely to have a Material Adverse Effect.

                  (g) NO INTEGRATED OFFERING. Neither the Company, Synovics nor any of their affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Notes to the Purchaser to be integrated with prior offerings by the Company or Synovics such that registration of the Notes under the Securities Act would be required or under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Principal Market, nor will the Company, Synovics or any of their Subsidiaries take any action or steps that would cause the offering of the Notes to be integrated with other offerings such that registration of the Notes under the Securities Act would be required.

                  (h) EMPLOYEE RELATIONS. Except as disclosed in the SEC Filings, neither the Company, Synovics nor any of their respective Subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, Synovics or any of their respective Subsidiaries, is any such dispute threatened, the effect of which would be reasonably likely to result in a Material Adverse Effect. Except as disclosed in the SEC Filings, neither the Company, Synovics nor any their respective Subsidiaries is a party to a collective bargaining agreement.

                  (i) INTELLECTUAL PROPERTY RIGHTS. Except as disclosed in the SEC Filings, the Company, Synovics and their respective Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as disclosed in the SEC Filings, the Company, Synovics and their respective Subsidiaries do not have any knowledge of any infringement by the Company, Synovics or their respective Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and there is no claim, action or proceeding being made or brought against, or to the knowledge of the Company and Synovics, being threatened against, the Company, Synovics or their respective Subsidiaries regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement.

                  (j) COMPLIANCE WITH LAW. The business of the Company, Synovics and their respective Subsidiaries has been and is presently being conducted so as to comply with all applicable material federal, state and local governmental laws, rules, regulations and ordinances.

                  (k) ENVIRONMENTAL LAWS. Except as disclosed in the SEC Filings, the Company, Synovics and their respective Subsidiaries (i) are, to the knowledge of the Company and Synovics, in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where such noncompliance or failure to receive permits, licenses or approvals referred to in clauses (i), (ii) or (iii) above could have, individually or in the aggregate, a Material Adverse Effect.

                  (l) DISCLOSURE. No representation or warranty by the Company or Synovics in this Agreement, nor in any certificate, Schedule or Exhibit delivered or to be delivered pursuant to this Agreement: contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. Each of the SEC Filings complied, when so filed, in all material respects with the Exchange Act and the applicable rules and regulations of the SEC thereunder and such SEC Filings do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. To the knowledge of the Company, Synovics and their respective Subsidiaries at the time of the execution of this Agreement, there is no information concerning the Company, Synovics and their respective Subsidiaries or their respective businesses which has not heretofore been disclosed or made available to the Holders (or disclosed in the SEC Filings) that would have a Material Adverse Effect.

                  (m) TITLE. Except as disclosed in the SEC Filings, the Company, Synovics and their respective Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property, including but not limited to intellectual property, owned by them which is material to the business of the Company, Synovics and their respective Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially and adversely affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company, Synovics or any of their respective Subsidiaries. Any real property and facilities held under lease by the Company, Synovics or any of their respective Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, Synovics and their respective Subsidiaries.

                  (n) INSURANCE. Except as disclosed in the SEC Filings, the Company, Synovics and each of their respective Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company and Synovics believes to be prudent and customary for a company of Synovics' size and resources in the businesses in which the Company, Synovics and their respective Subsidiaries are engaged.

                  (o) REGULATORY PERMITS. Except as disclosed in the SEC Filings, to the knowledge of the Company and Synovics, the Company, Synovics and their respective Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities, necessary to conduct their respective businesses, and neither the Company, Synovics nor any of their respective Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

                  (p) FOREIGN CORRUPT PRACTICES ACT. To the knowledge of the Company and Synovics, neither the Company, Synovics, nor any director, officer, agent, employee or other person acting on behalf of the Company, Synovics or any Subsidiary has, in the course of acting for, or on behalf of, the Company or Synovics, directly or indirectly used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; directly or indirectly made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any similar treaties of the United States; or directly or indirectly made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government or party official or employee.

                  (q) TAX STATUS. Except as disclosed in the SEC Filings and except for Synovics' most recent federal and state tax returns, the Company, Synovics and each of their respective Subsidiaries has made or filed all United States federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and all such returns, reports and declarations are true, correct and accurate in all material respects. The Company and Synovics have paid all taxes and other governmental assessments and charges, due by them and payable including, without limitation those shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, for which adequate reserves have been established, in accordance with generally accepted accounting principles ("GAAP").

                  (r) ABSENCE OF UNDISCLOSED LIABILITIES. The Company, Synovics and their respective Subsidiaries have no material obligations or liabilities of any nature (matured, fixed or contingent) other than (i) those adequately provided for in the Company's financial statements or otherwise disclosed in the SEC Filings, (ii) those obligations incurred in the ordinary course of business in amounts consistent with prior periods which have not had and will not have a Material Adverse Effect on the Company or Synovics, (iii) as a result of any future restatement of Synovics' consolidated financial statements arising out of Emerging Issue Task Force 0019 and amortization of certain intangible assets of Synovics and/or its subsidiaries (the "RESTATEMENT").

                  (s) FINANCIAL STATEMENTS. The financial statements of the Company and Synovics have been prepared from the books and records of the Company and Synovics, respectively, in accordance with GAAP, and fairly present in all material respects the financial condition of the Company and Synovics, respectively, as at their respective dates, and the results of its operations and cash flows for the periods covered thereby except to the extent that such financial statements are amended by any Restatement.

                  (t) RESTRICTIONS ON BUSINESS ACTIVITIES. There is no judgment, order, decree, writ or injunction binding upon the Company, Synovics or their respective Subsidiaries or, to the knowledge of the Company, Synovics or any of their respective Subsidiaries, threatened that has or could prohibit or impair the conduct of their respective businesses as currently conducted or any business practice of the Company, Synovics or any of their respective Subsidiaries, including the acquisition of property, the provision of services, the hiring of employees or the solicitation of clients, in each case either individually or in the aggregate.

                  (u) EVENTS OF DEFAULT. Except as disclosed in the SEC Filings or forth on SCHEDULE 8(u) neither the Company nor Synovics has defaulted on any debts or duties to pay money (including any guaranty).

9. COVENANTS OF THE COMPANY. The Company covenants and agrees as follows:

                  (a) CONSOLIDATION, MERGER AND SALE. The Company will not (i) consolidate or merge with or into (or permit any subsidiary to consolidate or merge with or into) any other person, or (ii) sell or otherwise dispose of (or permit any subsidiary to sell or otherwise dispose of) a material portion of its property or assets in one or more transactions to, any other person or entity or enter into (or permit any subsidiary to enter into) an agreement with respect to any of the foregoing.

                  (b) RESTRICTED PAYMENTS. Except for any payments to Synovics in the ordinary course of business or to satisfy Synovics' obligations under the BOI Facility (as defined below) or Senior Creditor Indebtedness (as defined below), the Company will not, and will not permit any of its subsidiaries to declare or pay any dividends on, or make any other distribution or payment on account of, or redeem, retire, purchase or otherwise acquire, directly or indirectly, any equity interests of any class of the Company or any subsidiary, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash, property or in obligations of the Company or any of its subsidiaries.

                  (d) NOTICE OF QUALIFIED EQUITY FINANCING. At least three (3) days prior to the closing of any Qualified Equity Financing, the Company shall provide Payee with written notice of such projected closing date, specifying the terms of the transaction, including the proposed purchase price of the Series C Preferred to be paid in such Qualified Equity Financing and the conversion price thereof. The Company shall promptly provide telephonic notice to Payee of any adjournments or rescheduling of such projected closing date.

                  (d) CONVERTIBLE NOTES. All Convertible Notes shall be on the same terms and shall be in substantially the same form. All payments to the holder of any Convertible Note shall be made to all holders of Convertible Notes, pro rata, based on the aggregate principal amount plus accrued but unpaid interest outstanding on such Convertible Notes at such time.

                  (e) SENIOR STATUS; NO ASSIGNMENT. This Note is subordinate only to the rights and remedies of Bank of India, New York Branch ("BOI") under that certain credit facility of Ten Million Five Hundred Thousand Dollars ($10,500,000) between BOI and Synovics (the "BOI FACILITY") and ranks PARI PASSU to Borrower's outstanding indebtedness in the principal amount of $1,500,000 plus accrued but unpaid interest ("SENIOR CREDITOR INDEBTEDNESS") to Princeton Holdings Trust ("PHT") and 2133820 Ontario, Inc. ("ONTARIO"; together with BOI and PHT, the "SENIOR CREDITORS"). Subject to the rights of the Senor Creditors and except for Permitted Indebtedness, the Company shall not, without the prior written consent of Holders holding a majority of the aggregate outstanding principal amount of the Convertible Notes incur or otherwise become liable with respect to any Indebtedness that would rank senior or PARI PASSU to the Convertible Notes in order of payment.

                  (f) DEFAULT NOTICE. The Borrower covenants and agrees with the Holder that, so long as any amount remains unpaid on the Note, (i) the Borrower shall deliver to the Holder, promptly after the Borrower shall obtain knowledge of the occurrence of any Event of Default (as hereinafter defined) or any event which with notice or lapse of time or both would become an Event of Default (an Event of Default or such other event being a "DEFAULT"), a notice specifying that such notice is a "NOTICE OF DEFAULT" and describing such Default in reasonable detail, and, in such Notice of Default or as soon thereafter as practicable, a description of the action the Borrower has taken or proposes to take with respect thereto, (ii) the Borrower will not create, incur, assume, or permit to exist any Lien (as defined below) on or with respect to any of Borrower's properties except for Permitted Liens (as defined below), and the Borrower will notify the Holder in writing at least ten (10) days prior to the consummation of any transaction resulting in a Change of Control (as defined below).

                  (g) TAX ELECTIONS. Neither the Borrower nor Synovics shall make or authorize any person to make an election to have the Borrower classified or taxed as a corporation for federal income tax purposes or any applicable state or local income or franchise tax purposes.

                  (h)  AUTHORIZATION  &  ISSUANCE  OF  SHARES.   Synovics  shall
authorize and issue the Series B Shares as soon as possible but in no event later than ten (10) days following the Issuance Date.

10. EVENTS OF DEFAULT. If any of the following events takes place before the Maturity Date (each, an "EVENT OF DEFAULT"), Holders holding a majority of the aggregate outstanding principal amount of the Convertible Notes at their option may declare all principal of and accrued and unpaid interest thereon and all other amounts payable under the Convertible Notes immediately due and payable; PROVIDED, HOWEVER, that the Convertible Notes shall automatically become due and payable without any declaration in the case of an Event of Default specified in clauses (g) or (h) below:

                  (a) A default in the payment of the Principal or any accrued interest on this Note, when and as the same shall become due and payable, which default is not cured within three (3) Business Days following such Event of Default.

                  (b) A default in the performance, or a breach, of any other covenant or agreement of the Borrower in this Note or any of the Transaction Documents and continuance of such default or breach for a period of fifteen (15) days after receipt of notice from the Holder as to such default or breach or after the Borrower had or should have had knowledge of such default or breach.

                  (c) A default in the performance, or a breach, of any covenant or other agreement of the Borrower contained in loan documents executed in connection with the BOI Facility.

                  (d) Any representation, warranty, or certification made by the Borrower pursuant to this Note or the Transaction Documents shall prove to have been false or misleading as of the date made in any material respect.

                  (e) A final judgment or judgments for the payment of money in excess of $500,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals or other bodies having jurisdiction against the Borrower and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Borrower shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

                  (f) The entry of a decree or order by a court having jurisdiction adjudging the Borrower bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Borrower, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Borrower of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Borrower or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Borrower in furtherance of any such action.

                  (g) The Company, or its parent, Synovics, or any other subsidiary of Synovics, (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, other than (A) as disclosed in the SEC Filings; and (B) as arising out of a promissory note in the principal amount of $1,500,000 held by the Senior Creditors, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization of arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law or any jurisdiction, (iii) makes an assignment for the benefit of creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing.

                  (h) A default occurs in the payment of any material indebtedness of the Borrower or Synovics, or any subsidiary of Synovics, which is not cured pursuant to the terms under which such debt was incurred after demand thereof other than (A) as disclosed in the SEC Filings; and (B) as arising out of the Senior Creditor Indebtedness.

                  (i) The occurrence of a Change of Control. "CHANGE OF CONTROL" shall mean (i) a sale or transfer of all or substantially all of the assets of the Borrower; (ii) a merger of the Borrower into another entity (with such other entity being the surviving entity) or other form of corporate reorganization of the Borrower in which outstanding interests in the Borrower are exchanged for securities or other consideration (other than a mere re-domiciling transaction or change of corporate entity); or (iii) any other transaction by which Synovics does not hold, directly or indirectly, at least a majority of the voting control of the Borrower.

                  (j)  An  attachment   or  execution  is  levied   against  any
substantial part of Company's assets that is not released within 30 days;

                  (k) Company dissolves, liquidates or ceases business activity, or transfers any major portion of its assets other than in the ordinary course of business; or

                  (l) the occurrence of any Material Adverse Effect resulting from any Restatement.

11. REMEDIES UPON DEFAULT. (a) Upon the occurrence of an Event of Default referred to in Sections 10(g) or (h), the Principal amount then outstanding of, and the accrued interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower. Upon the occurrence of an Event of Default referred to other than in Sections 10(g) or
(h), the Holder, by five (5) Business Days notice in writing given to the Borrower (during which time, the Borrower may cure such Event of Default), may declare the entire principal amount then outstanding of, and accrued interest on, this Note to be due and payable immediately, and upon any such declaration the same shall become and be due and payable immediately, without presentation, demand, protest, or other formalities of any kind, all of which are expressly waived by the Borrower.

                  (b) Upon the occurrence of an Event of Default, the Holder shall seek satisfaction of any remedy sought for an Event of Default in the following order of priority: first from the assets of the Borrower as a senior unsecured creditor, second from the Series B Shares and third from the Pledge. Except as set forth in this Section 11(b), no remedy herein conferred upon the Holder is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

                  (c) The Holder may institute such actions or proceedings in law or equity, or other appropriate proceedings, as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Borrower in accordance with this Note, and in connection with any such action or proceeding shall pursuant to the terms herein be entitled to receive from the Borrower payment of the outstanding Principal plus accrued interest to the date of payment plus reasonable and accountable expenses of enforcement or collection, including, without limitation, attorneys' fees and expenses.

12.      DEFINITIONS.

                  "2006 NOTES" means the $3,345,000 in convertible bridge notes offered to investors in a private placement transaction.

                  "ASIA PACIFIC NOTE" means the convertible bridge note in the principal amount of $1,500,000 issued by Synovics to Asia Pacific Investment Holdings Limited.

                  "BUSINESS DAY" means a day (other than a Saturday or Sunday) on which banks generally are open in New York, New York for the conduct of substantially all of their activities.

                  "CONVERTIBLE NOTEHOLDER" with respect to any Convertible Note, means at any time each Person then the record owner hereof and "Convertible Noteholders" means all of such Convertible Noteholders collectively.

                  "EQUITY FINANCING" means the issuance of stock of the Company and/or securities convertible into stock to one or more investors for cash following the date of issuance of this Convertible Note.

                  "INDEBTEDNESS" shall mean all obligations, contingent and otherwise, that should, in accordance with generally accepted accounting principles of the United States consistently applied, be classified upon the Borrower's balance sheet as liabilities, but in any event including, without limitation, liabilities secured by any mortgage on property owned or acquired subject to such mortgage, whether or not the liability secured thereby shall have been assumed, and also including, without limitation, (i) all guaranties, endorsements and other contingent obligations, in respect of Indebtedness of others, whether or not the same are or should be so reflected in said balance sheet, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and (ii) the present value of any lease payments due under leases required to be capitalized in accordance with applicable Statements of Financial Accounting
Standards, determined in accordance with applicable Statements of Financial Accounting Standards.

                  "LIEN" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

                  "PERMITTED INDEBTEDNESS" shall mean and include the following:
(i) indebtedness to trade creditors incurred in the ordinary course of business,
(ii) indebtedness secured by Permitted Liens, (iii) any refinancings, modifications, amendments and restatements of the BOI Facility or Senior Creditors Indebtedness, (iv) a revolving or factoring credit facility of up to $5,000,0000 ("REVOLVING FACILITY").

                  "PERMITTED LIENS" shall mean and include the following: (i) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith and for which adequate reserves have been set aside on its books; (ii) Liens of carriers, warehousemen, mechanics, materialmen, repairmen, vendors, and landlords incurred in the ordinary course of business for sums not overdue by more than sixty (60) days or being contested in good faith and for which adequate reserves have been set aside on its books; (iii) deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations or surety, appeal bonds or performance or to secure indemnity, performance or other similar bonds in the ordinary course of business; (iv) Liens securing obligations under a capital lease if such Liens do not extend to property other than the property leased under such capital lease; (v) Liens upon any equipment acquired or held by the Borrower to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, so long as such Lien extends only to the equipment financed, and any accessions, replacements, substitutions and proceeds (including insurance proceeds) thereof or thereto and any extension, renewal or replacement thereof; (vi) Liens in favor of the Bank of India, New York Branch with respect to its credit facility to Synovics in the principal sum of $10,500,000 ; (vii) liens arising solely by virtue of any statutory provisions related to banker's liens, rights of setoff or similar rights and remedies as to deposit accounts or the funds maintained with a creditor depository institution (viii) liens arising out of a Revolving Facility.

                  "PERSON" means any person or entity of any nature whatsoever, specifically including, without limitation, an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity.

                  "PLACEMENT AGENT" means Axiom Capital Management, Inc.

                  "QUALIFIED EQUITY FINANCING" shall mean an Equity Financing resulting in cash proceeds to the Company of not less than $9,000,000 (including 100% of the principal amount of the Convertible Notes and the principal amount of 2006 Notes that opt to convert into Series C Preferred in connection with such Equity Financing).

                  "RIGHTS AGREEMENT" shall mean that certain Rights Agreement effective as of September 8, 2006 between Synovics and Continental Stock Transfer & Trust Company.

                   "SUBSIDIARIES" shall mean the subsidiaries of the Company and Synovics, as applicable, set forth in Schedule 8(a).

13. EXPENSES OF ENFORCEMENT, ETC. The Company agrees to pay all reasonable and accountable fees and expenses incurred by the Payee in connection with the negotiation, execution and delivery of this Convertible Note (including the reasonable and accountable fees and expenses of counsel to the placement agent for the Payees). The Company agrees to pay all reasonable and accountable fees and expenses incurred by the Payee in connection with any amendments, modifications, waivers, extensions, renewals, renegotiations or "workouts" of the provisions hereof or incurred by the Payee in connection with the enforcement or protection of its rights in connection with this Convertible Note, or in connection with any pending or threatened action, proceeding, or investigation relating to the foregoing, including but not limited to the reasonable fees and disbursements of counsel for the Payee. The Company agrees to indemnify the Payee and its directors, managers, affiliates, partners, members, officers, employees and agents against, and agrees to hold the Payee and each such person and/or entity harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable and accountable counsel fees and expenses, incurred by, or asserted against, the Payee or any such person and/or entity arising out of, in any way connected with, or as a result of (i) the consummation of the loan evidenced by this Convertible Note and the use of the proceeds thereof or (ii) any claim, litigation, investigation or proceedings relating to any of the foregoing, whether or not the Payee or any such person and/or entity is a party thereto other than any loss, claim, damage, liability or related expense incurred or asserted against the payee or any such person on account of the payee's or such person's gross negligence or willful misconduct.

14. AMENDMENT AND WAIVER. The provisions of this Convertible Note may not be modified, amended or waived, and the Company may not take any action herein prohibited, or omit to perform any act herein required to be performed by it, without the written consent of the Holder.

15. REMEDIES NOT WAIVED. No course of dealing between the Borrower and the Payee or any delay on the part of the Payee in exercising any rights hereunder shall operate as a waiver of any right of the Payee.

16. ASSIGNMENTS. Subject to applicable law, the Payee may assign, participate, transfer or otherwise convey this Convertible Note and any of its rights or obligations hereunder or interest herein to any affiliate of Payee and to any other Person that the Borrower consents to (such consent not to be unreasonably withheld or delayed), and this Convertible Note shall inure to the benefit of the Payee's successors and assigns. The Borrower shall not assign or delegate this Convertible Note or any of its liabilities or obligations hereunder.

17. HEADINGS. The headings of the sections and paragraphs of this Convertible Note are inserted for convenience only and do not constitute a part of this Convertible Note.

18. SEVERABILITY. If any provision of this Convertible Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Convertible Note will remain in full force and effect. Any provision of this Convertible Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

19. CANCELLATION. After all principal, premiums (if any) and accrued interest at any time owed on this Convertible Note have been paid in full, or this Convertible Note has been converted this Convertible Note will be surrendered to the Company for cancellation and will not be reissued.

20. MAXIMUM LEGAL RATE. If at any time an interest rate applicable hereunder exceeds the maximum rate permitted by law, such rate shall be reduced to the maximum rate so permitted by law.

21. PLACE OF PAYMENT AND NOTICES. Payments of principal and interest are to be delivered to the Convertible Noteholder of this Convertible Note at the following address: ________________________________________, or at such other address as such Convertible Noteholder has specified by prior written notice to the Company. No notice shall be deemed to have been delivered until the first Business Day following actual receipt thereof at the foregoing address.

22. WAIVER OF JURY TRIAL. THE PAYEE AND THE BORROWER EACH HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS CONVERTIBLE NOTE AND/OR THE TRANSACTIONS CONTEMPLATED HEREUNDER.

23. SUBMISSION TO JURISDICTION. Any legal action or proceeding with respect to this Convertible Note may be brought in the courts of the State of New York or of the United States of America sitting in New York County, and, by execution and delivery of this Convertible Note, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Company hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. Nothing herein shall affect the right of the Payee to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

24. GOVERNING LAW. ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS CONVERTIBLE NOTE SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties have executed and the Company has delivered this Convertible Note on the date first written above.


                                  BORROWERS:

                                  KIRK PHARMACEUTICALS, LLC


                                  By:
                                     -----------------------------------
                                  Name:
                                  Title:


                                  PLEDGOR:

                                  By:
                                     -----------------------------------
                                  Name: Ronald H. Lane

                                    EXHIBIT A
                                    ---------

                              LANE PLEDGE AGREEMENT
                              ---------------------

                                PLEDGE AGREEMENT
                                ----------------

                  THIS PLEDGE AGREEMENT (this "AGREEMENT") dated as of July __, 2007 (the "EFFECTIVE DATE"), is by and between Ronald H. Lane (the "PLEDGOR") and Axiom Capital Management, Inc. ("AXIOM").

                                R E C I T A L S:
                                - - - - - - - -

                  WHEREAS, investors (the "SECURED PARTIES") of a bridge note offering made loans to Kirk Pharmaceuticals, LLC (the "COMPANY" or "BORROWER") pursuant to a Convertible Promissory Note in the form attached hereto as EXHIBIT A (the "NOTE");

                  WHEREAS, Axiom is acting as agent of the Secured Parties (Axiom acting as such agent and any successor or successors to Axiom acting in such capacity being hereinafter referred to as the "AGENT");

                  WHEREAS, Pledgor has agreed to pledge the Collateral (as defined below) to the Agent as security for Borrower's payment obligations under the Note.

                  NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                          SECURITY INTEREST AND PLEDGE
                          ----------------------------

                  Section 1.01. SECURITY INTEREST AND PLEDGE. Pledgor hereby pledges and grants to Agent for the benefit of the Secured Parties a first priority security interest in the following property (such property being hereinafter sometimes called the "COLLATERAL"):

                  (a) all of  Pledgor's  right,  title  and  interest  in and to
2,000,000   common   shares,   par  value   $0.001   per  share,   of   Synovics
Pharmaceuticals, Inc. (the "SYNOVICS STOCK"); and

                  (b) all proceeds of the foregoing Synovics Stock including, without limitation, distributions, dividends, stock dividends, securities, and other property, rights, and interests that Pledgor is at any time entitled to receive on account of the same.

                  Section  1.02.  OBLIGATIONS;  DELIVERY  OF  CERTIFICATES.  The
Collateral shall secure the following obligations, indebtedness, and liabilities (all such obligations, indebtedness, and liabilities being hereinafter sometimes called the "OBLIGATIONS"): the obligations and indebtedness of Pledgor to the Secured Parties evidenced by the Note; all costs and expenses incurred by the Secured Parties to preserve and maintain the Collateral, collect the obligations herein described, and enforce this Agreement; and all extensions,  renewals,  and  modifications  of  any  of  the  foregoing.  If the securities referenced in Section 1.01(a) above are certificated, such certificates shall be delivered by Pledgor to the Agent for the benefit of the Secured Parties on the Effective Date.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

                  Pledgor represents and warrants to the Secured Parties that:

                  Section 2.01. TITLE. Pledgor owns, and with respect to Collateral acquired after the date hereof, Pledgor will own, legally and beneficially, the Collateral free and clear of any lien, security interest, pledge, claim, or other encumbrance or any right or option on the part of any third person to purchase or otherwise acquire the Collateral or any part thereof, except for the security interest granted hereunder. The Collateral is not subject to any restriction on transfer or assignment except for compliance with applicable federal and state securities laws and regulations promulgated thereunder. Pledgor has the unrestricted right to pledge the Collateral as contemplated hereby. All of the Collateral has been duly and validly issued and is fully paid and nonassessable.

                  Section 2.02. FIRST PRIORITY PERFECTED SECURITY INTEREST. This Agreement creates in favor of the Secured Parties a first priority perfected security interest in the Collateral.

                                   ARTICLE III

                       AFFIRMATIVE AND NEGATIVE COVENANTS
                       ----------------------------------

                  Pledgor covenants and agrees with the Agent that until the Obligations are satisfied and performed in full or this Agreement is otherwise terminated:

                  Section 3.01. DELIVERY. Prior to or concurrently with the execution and delivery of this Agreement, Pledgor shall deliver to the Agent all certificate(s) identified in Section 1.01(a) hereof, accompanied by undated stock powers duly executed in blank.

                  Section 3.02. ENCUMBRANCES. Pledgor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any lien, security interest, or other encumbrance on the Collateral except the pledge and security interest of Secured Parties hereunder, and shall defend Pledgor's rights in the Collateral and Secured Parties' security interest in the Collateral against the claims of all persons and entities.

                  Section 3.03. SALE OF COLLATERAL. Pledgor shall not sell, assign, pledge or otherwise dispose of or encumber the Collateral or any part thereof without the prior written consent of the Agent.

                  Section 3.04. FURTHER ASSURANCES. At any time and from time to time, upon the request of the Agent, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as Agent may deem necessary or desirable to preserve and perfect Secured Parties' security interest in the Collateral and carry out the provisions and purposes of this Agreement. Pledgor authorizes Agent to file a financing statement covering the Collateral or any part thereof. In addition, Pledgor shall, at the Agent's request, execute and deliver such further documents and take such further actions as the Agent shall reasonably request to perfect and maintain the Company's security interest in the Collateral, or in any part thereof, or sell or otherwise dispose of the Collateral, or any part thereof.


                                   ARTICLE IV

                           RIGHTS OF AGENT AND PLEDGOR
                           ---------------------------

                  Section 4.01. POWER OF ATTORNEY. Pledgor hereby irrevocably constitutes and appoints Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead and in the name of Pledgor or in its own name, from time to time in Agent's discretion, to take any and all action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives Agent the power and right on behalf of Pledgor and in its own name to do any of the following, without notice to or the consent of Pledgor:

                  (i) to demand, sue for, collect, or receive in the name of Pledgor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

                  (ii) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

                  (iii) (A) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (B) to sign and endorse any proxies, stock powers, verifications, notices, and other documents relating to the Collateral; (C) to commence and prosecute any suit, actions or proceedings at law or in equity to enforce any other right in respect of any Collateral; (D) to defend any suit, action, or proceeding brought against Pledgor with respect to any Collateral; (E) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Agent may deem appropriate; (F) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof; (G) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though

         Agent were the absolute owner thereof for all purposes, and to do, at Agent's option and Pledgor's expense, at any time, or from time to time, all acts and things which Agent deems necessary to protect, preserve, or realize upon the Collateral and Secured Parties' security interest therein; and (H) to complete, execute and file with the SEC one or more notices of proposed sale of securities pursuant to Rule 144.

                  This power of attorney is a power coupled with an interest and shall be irrevocable. Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct, bad faith or gross negligence. This power of attorney is conferred on Agent solely to protect, preserve, and realize upon its security interest in the Collateral.

                  Section 4.02. TERMINATION. Upon the payment in full of the Obligations this Agreement shall terminate, and Agent shall forthwith assign, transfer, and deliver to the Pledgor, against its receipt, the Collateral then held by it hereunder.

                                    ARTICLE V

                                     DEFAULT
                                     -------

                  Section 5.01. EVENTS OF DEFAULT. If the Borrower shall experience an "EVENT OF DEFAULT" as such term is defined in Section 10 of the Note, then the Parties have agreed that, for the purposes of this Agreement, the Obligations shall become immediately due and payable.

                  Section 5.02. RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default, subject to Section 11(b) of the Note, Agent shall have the following rights and remedies:

                  (i) Agent may direct the Pledgor to sell the Collateral and deliver the proceeds to it to be applied against the Obligations or directly sell the Collateral in the name of the Pledgor and apply the proceeds of such sale against the Obligations.

                  (ii) In addition to all other rights and remedies granted to Agent in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations, Agent shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of New York.

                  (iii) Agent may cause any or all of the Collateral held by it to be transferred into the name of the Secured Parties or the name or names of Secured Parties' nominee or nominees.

                  (iv) Pledgor hereby acknowledges and confirms that Agent may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the U.S. Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. Pledgor further acknowledges and confirms that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, and Agent shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale.

                  Section 5.03. NO RIGHTS UNTIL EVENT OF DEFAULT. Until an Event of Default occurs and is continuing, the Agent shall have no right to vote, sell, pledge, hypothecate, transfer, encumber or otherwise dispose of any of the Collateral.

                                   ARTICLE VI

                                  MISCELLANEOUS
                                  -------------

                  Section 6.01. EXPENSES. Pledgor agrees to pay and to hold Agent and Secured Parties harmless from and against all fees and all excise, sales, stamp, and other taxes payable in connection with this Agreement or the transactions contemplated hereby.

                  Section 6.02. NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of the Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

                  Section 6.03. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Pledgor and Secured Parties and their respective heirs, successors, and assigns, except that Pledgor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Agent.

                  Section 6.04. AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT

ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. THE PROVISIONS OF THIS AGREEMENT MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO.

                  Section 6.05. NOTICES. All notices and other communications provided for in this Agreement shall be given or made in writing, mailed by certified mail return receipt requested, or hand delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

                  Section 6.06. APPLICABLE LAW; VENUE; SERVICE OF PROCESS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America. This Agreement has been entered into in New York County, New York, and it shall be deemed performable for all purposes in New York County, New York. Any action or proceeding against Pledgor under or in connection with this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof may be brought in any state or federal court in New York County, New York. Pledgor hereby irrevocably (i) submits to the nonexclusive jurisdiction of such courts, and (ii) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum. Pledgor agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 6.05 of this Agreement. Nothing in this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof shall affect the right of Agent to serve process in any other manner permitted by law or shall limit the right of Agent to bring any action or proceeding against Pledgor or with respect to any of the Collateral in any state or federal court in any other jurisdiction. Any action or proceeding by Pledgor against Agent shall be brought only in a court located in New York County, New York.

                  Section 6.07. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by facsimile transmission (including the delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

                  Section 6.08. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  Section 6.09. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, PLEDGOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF AGENT IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

                  Section 6.10 No Secured Parties shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure or other realization upon any Collateral subject to this Agreement or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Secured Parties shall have any right in any manner whatsoever to affect, disturb or prejudice the lien and security interest of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided for the benefit of the Secured Parties.

                           [SIGNATURE PAGE TO FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                              PLEDGOR:


                              By:
                                 ----------------------------------------------
                              Name: Ronald H. Lane


                              Address for Notices:


                              AGENT:
                              ------


                              By:
                                 ----------------------------------------------
                              Name:
                              Title:

                              Address for Notices:

                                  Schedule 8(a)


1.  Kirk Pharmaceuticals, LLC
2.  Andapharm LLC
3.  Kirk Pharmaceuticals, Inc.
4.  Andapharm, Inc.
5.  LipoGenics, Inc.
6.  Bionutrics Health Products, Inc.
7.  Synovics Laboratories, Inc.
8.  Nutrition Technology Corporation
9.  InCon International Ltd.
10. Cosmedics, Inc.

                                  Schedule 8(u)

Note in the principal amount of $250,000 issued to Princeton Holdings Trust.